UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2012

NN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)
(423) 743-9151
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 26, 2012, NN, Inc. (the “Company”) entered into a third amendment (“Amendment No. 3”) to its Third Amended and Restated Note Purchase and Shelf Agreement (“Note Purchase Agreement”) with Prudential Insurance Company of America (“Prudential”) to reduce the interest rate from 5.39% to 4.89% on its existing fixed-rate Series A Notes.  The Company had approximately $11.4 million outstanding under the Series A Notes as of September 30, 2012.

On October 26, 2012, the Company entered into a Third Amended and Restated Credit Agreement (“Credit Agreement”) to take advantage of lower interest rates and to extend the maturity of the revolving credit line to October 26, 2017.  The interest rates on the revolving lines of credit will be reduced from LIBOR plus an applicable margin of 2.50% to 3.50% (depending on the level of debt to earnings before taxes, interest and depreciation) to 1.25% to 2.25% (depending on the level of debt to earnings before taxes, interest and depreciation).  The Company had approximately $44 million in loans outstanding under the credit facility as of September 30, 2012.

Both Amendment No. 3 and the Credit Agreement allow the Company to undertake acquisitions, pay dividends, and repurchase stock, provided the Company is in compliance with specified covenants.  Additionally, the minimum fixed charge coverage ratio will remain at “not to be less than 1.00 to 1.00 as of the last day of any fiscal quarter” for the full terms of the Amendment No. 3 and the Credit Agreement.

The foregoing summaries of the Amendment No. 3 and the Credit Agreement set forth in this Item 1.01 are qualified in their entirety by reference to the text of Amendment No. 3 and the Credit Agreement, copies of which are incorporated by reference herein as Exhibits 10.1 and 10.2.

Item 2.03CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01OTHER EVENTS

Exhibit 99.1 is furnished pursuant to this Item 8.01 and is not considered “filed” under the Securities Exchange Act of 1934, as amended , and shall not be incorporated by reference into any of the previous or future filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 3 to Third Amended and Restated Note Purchase and Shelf Agreement.

10.2	Third Amended and Restated Credit Agreement.

99.1	Press Release of NN, Inc. dated October 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2012

NN, Inc.

By:	/s/ William C. Kelly, Jr.
Name: William C. Kelly, Jr.
Title: Vice President and Chief Administrative Officer